__ The Next Generation Cannabis Platform

__ This Presentation may contain “forward-looking statements” and “forward‐looking information” within the meaning of applicable securities laws, including Canadian securities legislation and United States (“U.S.”) securities legislation (collectively, “forward-looking information”) which are based upon the Company’s current internal expectations, estimates, projections, assumptions and beliefs. All information, other than statements of historical facts, included in this report that address activities, events or developments that the Company expects or anticipates will or may occur in the future constitutes forward‐looking information. Forward‐looking information is often identified by the words, “may”, “would”, “could”, “should”, “will”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect” or similar expressions and includes, among others, information regarding: future business strategy; competitive strengths, goals, expansion and growth of the Company’s business, operations and plans, including new revenue streams; the refinancing or securing other sources of liquidity to meet debt repayment obligations; the integration and benefits of recently acquired businesses or assets; roll out of new operations; the implementation of certain research and development; the application for additional licenses and the grant of licenses that will be or have been applied for; the expansion or construction of certain facilities; the reduction in the number of our employees; the expansion into additional U.S. and international markets; any potential future legalization of adult-use and/or medical marijuana under U.S. federal law; expectations of market size and growth in the U.S. and the states in which the Company operates; expectations for other economic, business, regulatory and/or competitive factors related to the Company or the cannabis industry generally; and other events or conditions that may occur in the future. Readers are cautioned that forward‐looking information is not based on historical facts but instead is based on reasonable assumptions and estimates of the management of the Company at the time they were provided or made and such information involves known and unknown risks, uncertainties, including our ability to continue as a going concern, and other factors that may cause the actual results, level of activity, performance or achievements of the Company, as applicable, to be materially different from any future results, performance or achievements expressed or implied by such forward‐looking information. Such factors include, among others: the benefits and timeline for consummating the expected benefits of the Continuance; the limited operating history of the industry and the Company; risks related to managing the growth of the Company including completed, pending or future acquisitions or dispositions, including potential future impairment of goodwill or intangibles acquired and/or post-closing disputes; risks related to the continued performance, expansion and/or optimization of existing operations; risks related to capitalizing on Virginia's transition to an adult-use cannabis market; risks related to the anticipated openings of additional dispensaries or relocation of existing dispensaries subject to licensing approval; the Company’s historical operating losses and negative operating cash flows; increasing competition in the industry; risks inherent in an agricultural business, such as the effects of natural disasters; reliance on the expertise and judgment of senior management of the Company; risks associated with cannabis products manufactured for human consumption including potential product recalls; limited research and data relating to cannabis; constraints on marketing products; risk of litigation; insurance-related risks; public opinion and perception of the cannabis industry; risks related to the economy generally; fraudulent activity by employees, contractors and consultants; risks relating to the Company’s current amount of indebtedness; risks related to not being able to reduce or refinance its debt obligations; risks related to litigation or other disputes; reliance on key inputs, suppliers and skilled labor, and third party service provider contracts; reliance on manufacturers and contractors; risks of supply shortages or supply chain disruptions; risks relating to pandemics and forces of nature; risks related to the enforceability of contracts; risks related to inflation, the rising cost of capital, and stock market instability; risks relating to U.S. regulatory landscape and enforcement related to cannabis, including political risks; risks relating to anti‐money laundering laws and regulation; cannabis-related tax risks and challenges from governmental authorities with respect to the Company’s application for Employee Retention Tax Credits (ERTC); other governmental and environmental regulation; risks related to proprietary intellectual property and potential infringement by third parties; sales of a significant amount of shares by existing shareholders; the limited market for securities of the Company; risks relating to the need to raise additional capital either through debt or equity financing; costs associated with the Company being a publicly-traded company and a U.S. and Canadian filer; risks related to co‐investment with parties with different interests to the Company; conflicts of interest and related party transactions; cybersecurity risks; and risks related to the Company’s critical accounting policies and estimates. Refer to Part I - Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 31, 2026, for more information. Although the Company has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such forward‐looking information will prove to be accurate as actual results and future events could differ materially from those anticipated in such information. Accordingly, readers should not place undue reliance on the forward‐looking information contained in this presentation or other forward-looking statements made by the Company. Forward‐looking information is provided and made as of the date of this presentation and the Company does not undertake any obligation to revise or update any forward‐looking information or statements other than as required by applicable law. Unless the context requires otherwise, references in this presentation to “Jushi,” “Company,” “we,” “us” and “our” refer to Jushi Holdings Inc. and our subsidiaries.. Operational Results Advisory Any statements regarding the Company's estimated operations following Q3 2026, do not present all information necessary for an understanding of the Company's current or future results of operations and undue reliance should not be placed on such estimates, all of which are "forward-looking information" and "forward-looking statements" subject to the risks and uncertainties described above. Cautionary Statement Regarding Forward-Looking Statements 2

__ LTM Q3 2026 Revenue ~$277MMarket Type State Number of Operating Stores Vertical Presence Cultivation & Processing Square Footage MED PA 18 Yes 123k MED** VA 6 Yes 93k AU OH 7 Yes 17k AU MA 2 Yes 50k AU NV 3 Yes 40k AU IL 4 -- -- AU NJ 1 -- -- AU CA 1 -- -- -- Total 42 5 323k Jushi at a Glance – November 2026 * As of September 30, 2026; **Anticipated adult-use sales starting on July 1, 2027 3 LTM Q3 2026 Adj. EBITDA ~$52M Jushi Employees* 1,254 Operating Markets 8

__ • Three-year, 12.5% coupon term loan with interest-only payments and no equity dilution with participation from Jushi’s two largest shareholders • Single minimum cash covenant provides enhanced operational and financial flexibility YTD 2026 Selected Company Highlights 4 Completion of $160 Million Non-Dilutive Debt Refinancing in March 2026 State-Licensed Medical Cannabis Rescheduled to Schedule III Eliminating Section 280E for Qualifying State-Licensed Medical Cannabis Operations beginning in April 2026 Applications Submitted in May 2026 and DEA Registrations Received in November 2026 for Certain State-Licensed Medical Cannabis Operations Virginia Adult-Use Cannabis Legislation Passed in June 2026 Completed Redomicile from British Columbia to Nevada in July 2026 Following Shareholder Approval in June 2026 • Meaningfully improves Jushi’s financial profile through elimination of 280E for qualifying medical operations, reducing ongoing tax expense and creating potential for retrospective tax relief • May 2026: Submitted DEA registration applications under the newly established federal Schedule III framework • November 2026: Received DEA registrations for certain state-licensed medical cannabis operations as part of the initial issuance of federal registrations • Unlocks one of Jushi’s largest growth opportunities, with adult-use sales expected to commence July 1, 2027 and Jushi favorably positioned to participate as a legacy medical operator • Aligns Jushi’s corporate structure with its U.S. operations, enhancing strategic flexibility and positioning the company for future capital markets opportunities • Following the redomicile, Jushi continues to trade under the ticker symbol “JUSH” on the CSE and OTCQX

__Q4 2026 and 2027 Growth Priorities TOP PRIORITY MARKETS FOR CAPITAL ALLOCATION 5 Virginia • Position retail and inventory levels for anticipated adult- use sales starting on July 1, 2027 • Existing grower processor facility expansion and improvements • New warehouse design and planning for 2027 build-out 1 Pennsylvania • Optimize grower processor facility to shorten the timeline required to bring additional capacity online once there is greater visibility into adult-use sales • Evaluate potential store relocations to improve profitability and prepare for potential adult-use sales 2 Ohio • Continue accelerating revenue growth across new stores • Target the acquisition of additional retail licenses to reach state-permitted retail license cap • Expand cultivation and processing facilities depending on market conditions and cost of capital 3

__ • Virginia adult-use cannabis sales expected to commence July 1, 2027 • Retail infrastructure is currently prepared to support adult-use sales with only modest incremental capital investment required • Expanding cultivation capacity at current facility adding 2 more flowering rooms within the existing footprint, increasing canopy by ~33% (one flower room operational) • Adding hydrocarbon extraction capabilities to support a broader mix of higher-value concentrate products, process more throughput and expand product selection for patients and consumers • In the design phase for a new ~65,000 square foot warehouse expansion that would roughly double canopy footprint and support expanded processing capabilities • Evaluating more traditional financing alternatives with commercial banks that can offer lower cost of capital • Expect the expansion project construction-related capital spending to occur in Q4 2026 to Q4 2027 • Also exploring second site cultivation opportunities to provide additional biomass supply in a cost-efficient manner, which we expect to provide a highly attractive return on investment opportunity Q4 2026 and 2027 Growth Priorities (Cont’d) VIRGINIA: ADULT-USE OPPORTUNITY HAS POTENTIAL TO ACCELERATE BUSINESS GROWTH 6 1

__ • Population: 8.9 million(1) • First adult-use cannabis market in the South • Clear timeline to commencement of sales July 1, 2027 • Jushi to hold first mover advantage in a historically limited license market • Based on comparable adult-use cannabis market flips (e.g., New Jersey), Virginia could see its cannabis market sales grow more than 3x+ initially Q4 2026 and 2027 Growth Priorities (Cont’d) 7 Virginia Market Opportunity • HSA II* license is one of most coveted licenses in U.S. • Approximately 2.6 million people in HSA II • Smallest geographic and most densely populated HSA in Virginia(2) • Located within the affluent Northern Virginia / Washington, D.C. metropolitan market • Median age of 38 years(2) • Jushi permitted up to 70,000 square feet of canopy under adult-use bill; Owned real estate provides flexibility for ample expansion • 6 operational retail locations distributed across HSA in strategically selected highly-trafficked, attractive commercial corridors Virginia HSA II 1 VIRGINIA: ONE OF THE MOST ATTRACTIVE NEAR -TERM STATE-LEVEL CATALYSTS IN CANNABIS * Existing Virginia medical market comprised of 5 Health Service Areas (HSA)

__ • Preparing for potential adult-use expansion while remaining prudent in use of capital • Funding all activities with balance sheet cash, withholding from using additional third-party financing until there is clear regulatory direction • Evaluating potential store relocations to improve retail profitability and prepare for potential adult-use sales Three phase cultivation expansion • Phase 1 (near completion): converting a legacy flower room into 3 modernized flowering rooms, effectively creating new productive capacity • Phases 2 and 3 (future): reengineering unutilized space with potential to add ~4 additional flowering rooms and increase total canopy by ~40% • Ramping up Phase 2 by completing targeted prework and other sequencing activities while limiting capital deployment at this stage • Approach is intended to shorten the timeline required to bring capacity online once there is greater visibility into adult-use sales Q4 2026 and 2027 Growth Priorities (Cont’d) 8 • Prioritized expansion in retail footprint in 2024 – 2025 and are actively evaluating acquisitions for more stores to reach the state-permitted retail license cap • Canopy increased ~2.4x year-over-year in 2025, allowing us to expand production capacity • In design phase for warehouse expansion to add additional canopy; would only proceed if market conditions and cost of capital are favorable • Goal is to increase verticality in market to levels comparable with other vertical markets in which we operate to increase margins PENNSYLVANIA: PREPARING THOUGHTFULLY FOR FUTURE ADULT-USE SALES OHIO: RETAIL FIRST APPROACH WITH OPTIONALITY TO DRIVE VERTICAL MARGINS 2 3

Virginia Highlights

PRIMARY MARKET DRIVERS

Scan to see more about Virginia on your phone.
https://jushico.com/va-highlights

Vertically Integrated with 6 Medical Dispensaries in extremely desirable areas of Northern Virginia

6
Dispensaries

~93k
Sq. Ft. Facility

~8.9M
VA State Population[1]

~2.6M
Health Service Area ("HSA") II Population[3]

~97.7k
Total unique patient visits from Jushi within HSA II (as of 09/30/2026)[4]

9

Pennsylvania Highlights

PRIMARY MARKET DRIVERS

Scan to see more about Pennsylvania on your phone.
https://jushico.com/pa-highlights

Vertically Integrated with 18 Medical Dispensaries (out of 200 Operational[5]; ~9.0% of market)

18
Dispensaries

~123k
Sq. Ft. Facility

~13.1M
PA Population[6]

~439k
Market Active Patients[7]
(~3.4% of Total Pop)

10

__Ohio Highlights PRIMARY MARKET DRIVERS Vertically Integrated with 7 Dual Use Dispensaries 11 OH State Population(8) ~11.9M Dispensaries 7 Sq. Ft. Facility ~17k

__MA, NV, IL, CA and NJ Highlights SECONDARY MARKET DRIVERS NEVADAMASSACHUSETTS Vertically Integrated with 2 Dispensaries Vertically Integrated with 3 Dispensaries 12 Dispensaries 2 Sq. Ft. Facility ~50k Dispensaries 3 Sq. Ft. Facility ~40k Dispensaries 4 Dispensary 1 ILL INOIS NEW JERSEY Dispensary 1 CALIFORNIA

__ Jushi provides patients and customers with a frictionless retail experience. DigitalRetail Design Products Place your order online for express pickup, curbside or delivery and download our app for exclusive savings. Available in select markets. Our carefully designed and inviting cannabis experience welcomes all levels of consumers. We offer our customers an expansive variety of house products across all major categories and price points. The Jushi Retail Experience LEADING OMNICHANNEL EXPERIENCE 13

__Next-Level Store Design LEADING OMNICHANNEL EXPERIENCE • Sleek Mid-Century Design • Ample Parking • Great Signage • Express Pickups Where Permitted • Built for Medical or Adult-use • Multiple Points of Sale • UX In-Store Design • Beyond TV 14

Jushi's E-Commerce Platform – Our Largest Store

JUSHI'S LEADING OMNICHANNEL EXPERIENCE

Scan to see our e-commerce platform
https://jushico.com/e-com

Industry leading digital platform facilitating online ordering, dispensary discovery and customer engagement.

~69%
Order Online (Q3 26)

~26%
Menu Conversion Rate (Q3 26)

~$82
Avg. Cart Size (Q3 26)



9:41
Beyond Hello
Bristol, PA
Deals
View all
40% Off
The Lab, Hijinks, SeCHe, Nira+
Bundle
Buy 3+ Get 40% Off Mix and Match
$99 SECHE OUNCES - YES, REALLY
View all
$99.00
SeCHe
$99.00
SeCHe
Indica
Stun Spore
Indica
Jokerz



9:41
Bag
BEYOND / HELLO - Bristol, Bristol
Pickup
Curbside
-43%
$99.00
$175.00
Stun Spore
SeCHe
All Day 30%+ - Indica
$99.00/28g
$99 Select Strains SeCHe All Day
28.0g
1
Estimated Total
$115.80
Proceed to checkout
Continue shopping

15

Hello Club - Rewards App

JUSHI'S LEADING OMNICHANNEL EXPERIENCE

The Hello Club app provides our valued customers with a rewards program, in-app shopping and weekly app-exclusive deals. It's our most valuable retention tool.

~283k
App Downloads

~$214
Avg Mo. Spend / Visiting member

~608k
Total Loyalty Earning Members



7:29
Alexandria
200
LEVEL UP
TO EARN POINTS FASTER
1x MEMBER
1.5x PLUS
2x VIP
Add your membership card to Apple Wallet
Add to Apple Wallet
Rewards
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$4 100 PTS
$10 250 PTS
$4 Off Purchase
$10 Off Purchase
9:41
Back
All Rewards
$4 Off Purchase
$10 Off Purchase
Redeem
$20 Off Purchase
$40 Off Purchase
$80 Off Purchase
$100 Off Purchase

Download on the App Store

GET IT ON Google Play

Note: Data as of 11/6/2026

16

Comprehensive Suite of Brands Across Portfolio

JUSHI'S LEADING OMNICHANNEL EXPERIENCE

Scan to check out the brands now on your phone!
https://jushico.com/our-brands

hijinks



FLOWER, PRE-ROLLS, LIVE ROSIN
VAPES & CONCENTRATES

FLOWER FOUNDRY



PACKAGED FLOWER

SECHE



PACKAGED FLOWER & PRE-ROLLS

TASTEOLOGY



INFUSED CHEWS & CHOCOLATES

THE LAB



VAPES & CONCENTRATES

VAN GOLDEN



LIVE RESIN
VAPES & CONCENTRATES

Comprehensive Suite of Brands Across Portfolio

JUSHI'S LEADING OMNICHANNEL EXPERIENCE

Scan to check out the brands now on your phone!
https://jushico.com/our-brands

SHAYO


SHAYO
SHAYO

VAPES & INFUSED CHEWS

Nira+ Medicinals



TINCTURES, CAPSULES, TOPICALS & RSO

THE BANK


THE BANK

FLOWER & PRE-ROLLS

CARM'S DELIGHT BITES


CARM'S DELIGHT BITES

INFUSED CHOCOLATE BITES

UNCOMMON KIND


UNCOMMON KIND

RSO, LIVE RESIN & ROSIN INFUSED CHEWS

18

__Markets Regulatory Updates Federal • The 2018 Farm Bill hemp loophole is scheduled to close in stages following the September 2, 2026 enactment of the Continuing Appropriations and Extensions Act, 2027. Restrictions on products containing cannabinoids that cannot be naturally produced by the cannabis plant take effect November 12, 2026, while the broader restrictions, including a total-THC standard, 0.4 mg per-container cap and restrictions on cannabinoids synthesized outside the plant, are scheduled to take effect December 11, 2026, subject to further legislative changes • The bipartisan CLIMB Act, introduced in March 2026, remains pending in the House Financial Services Committee Virginia • The adult-use regulatory framework is expected to be finalized in December 2026 and published and effective in January 2027; retail sales are expected to commence on July 1, 2027 • HB 30 went effective August 15, 2026, which eliminates state's 25:1 CBD-to-THC exception for hemp products, leaving a maximum of 0.3% total THC and 2 mg total THC per package for covered hemp products Ohio • SB 56 went effective March 20, 2026, which bans the manufacture and sale of “intoxicating hemp” products (e.g., delta-8, THC/CBD drinks, gummies), forcing all THC products into the state’s licensed cannabis dispensary system and removing them from gas stations, smoke shops and online sales Illinois • Gov. J.B. Pritzker signed SB 3222 in June 2026. The legislation immediately restricts intoxicating-hemp sales to consumers 21+, with major portions of the new Illinois Hemp Act taking effect November 12, 2026 (0.3% total THC standard and 0.4 mg THC limits per package) Pennsylvania • PA Commonwealth Budget was passed with a spending number of $50.1B. The need for an increased tax base is necessary due to no additional revenue for the PA legislature in the recently passed budget. Legislation is moving in the Senate and bipartisan adult-use bills have been filed in the House • The discharge resolution for bipartisan SB 120 was dropped from the calendar on October 19, 2026. SB 49, which would establish a Cannabis Control Board and address intoxicating hemp regulation, failed its initial Senate final-passage vote in June but was subsequently reconsidered and remains pending • Democrats secured a state government trifecta in the November 2026 elections for the first time since 1993. Unified Democratic control beginning in January 2027 could improve prospects for adult-use cannabis legalization, which previously stalled in the Republican-controlled Senate 19

Appendix

__Jushi Leadership Team Jim Cacioppo CEO, Chairman & Founder Jon Barack President, Chief Revenue Officer, Corporate Secretary & Founder Michelle Mosier Chief Financial Officer 21

__Q3 2026 Key Financial Metrics US$ Millions, prepared under U.S. GAAP Adjusted EBITDA (1) See “Reconciliation of Non-GAAP Financial Measures” and “Reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA Margin” US$ Millions, prepared under U.S. Non-GAAP (1) Scan to check out the latest financials now on your phone! Financials and Filings :: Jushi Holdings Inc. (JUSH) (jushico.com) Gross Profit 22 Revenues US$ Millions, prepared under U.S. GAAP % Margin % Margin 46.7% 45.9% 19.5% 19.3% $6.9 $9.7 $58.8 $60.8 Q3 2025 Q3 2026 $65.7 $70.5 +7.3% $30.7 $32.3 Q3 2025 Q3 2026 +5.4% Retail Wholesale $12.8 $13.6 Q3 2025 Q3 2026 +6.4%

Capitalization Summary

Scan to check out the latest financials now on your phone!
Financials and Filings :: Jushi Holdings Inc. (JUSH) (jushico.com)

(Amounts in millions, except share and per share amounts)	September 30, 2026
Cash[1]	$30.9M
Total Debt[2]	$215.6M
Debt, Net Cash	$184.8M
	September 30, 2026
Subordinate Voting Shares Outstanding	199,708,263
Options	27,021,252[3]
Warrants	79,494,087[4]
Fully Diluted Shares Outstanding	306,223,602

Operating Cash Flow

- Cash flows provided by operations for the 9 months of 2026 were $12.9 million

Debt

- Debt subject to repayment in 2026 is ~$131,000 as of September 30, 2026

Capital Expenditure

- Q3 2026 capital expenditures totaled ~$2.9 million
- In 2026, the Company expects maintenance and growth capital expenditures to be ~$12 million – $15 million [5]

(1) Includes cash, cash equivalents, and restricted cash (2) Excludes leases and property, plant and equipment financing obligations; this amount also excludes $21.5 million notes payable to Sammartino, as the Company currently has no obligation to repay these notes.; (3) Weighted Average Strike Price: $0.74; (4) Weighted Average Strike Price: $0.95; (5) Capital expenditures to support targeted initiatives across grower-processor footprint and select retail build-outs; balance reflects capital expenditures excluding the impact of any potential regulatory changes in Pennsylvania (e.g., Pennsylvania transitioning to adult-use) and planned Virginia warehouse expansion

23

__Adjusted EBITDA Reconciliation JUSHI HOLDINGS INC. RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA ( in thousands of U.S. dol lars) (1) Includes amounts that are included in cost of goods sold and in operating expenses. (2) Includes: (i) remeasurement of contingent consideration related to acquisitions; (ii) losses (gains) on legal settlements; (iii) losses (gains) on asset disposals; (iv) foreign exchange losses (gains); (v) indemnification asset adjustments related to acquisitions; and (vi) start-up costs. Scan to check out the latest financials now on your phone! Financials and Filings :: Jushi Holdings Inc. (JUSH) (jushico.com) 24 Three Months Ended September 30, 2026 2025 NET LOSS $ (12,519) $ (23,689) Income tax expense 6,777 8,829 Interest expense, net 10,232 10,267 Depreciation and amortization(1) 7,513 7,796 EBITDA (Non-GAAP) $ 12,003 $ 3,203 Non-cash share-based compensation 287 357 Fair value changes in derivatives (241) 6,325 Long-lived asset impairment - - Losses on debt extinguishment/modification - - Other (income) expense, net(2) 1,561 2,908 Adjusted EBITDA (Non-GAAP) $ 13,610 $ 12,793

__Adjusted EBITDA Margin Reconciliation JUSHI HOLDINGS INC. CALCULATION OF ADJUSTED EBITDA MARGIN ( in thousands of U.S. dol lars) Scan to check out the latest financials now on your phone! Financials and Filings :: Jushi Holdings Inc. (JUSH) (jushico.com) 25 Three Months Ended September 30, 2026 2025 Total revenue, net $ 70,475 $ 65,679 Adjusted EBITDA (Non-GAAP) $ 13,610 $ 12,793 Adjusted EBITDA Margin (Non-GAAP) 19.3% 19.5%

__ 26 Jushi is positioned to capitalize on a pipeline of organic growth opportunities across its primary growth markets, supported by cultivation expansion, increased vertical integration, retail optimization, and Virginia's anticipated adult-use transition and Pennsylvania’s potential future adult-use legalization 1 CAPTURE VIRGINIA ADULT-USE UPSIDE Leverage existing retail infrastructure, cultivation capacity and planned cultivation expansion to capitalize on Virginia's anticipated July 2027 adult-use launch, drive increased sales volumes and generate meaningful operating leverage 2 POSITION FOR PENNSYLVANIA ADULT-USE Pursue measured cultivation expansion and retail relocations to improve productivity and wholesale reach, while positioning for larger investments as the timing of adult-use legalization becomes more clear 3 EXPAND OHIO VERTICAL INTEGRATION Expand cultivation capacity to increase private-brand penetration, unlock additional third-party wholesale opportunities and improve state-level profitability through greater vertical integration, subject to financing and market conditions 4 Retail expansion and vertical integration in Illinois, alongside retail expansion and expanded wholesale distribution of bulk and branded products in Massachusetts ADDITIONAL GROWTH OPPORTUNITIES Targeting cultivation expansion investments at an attractive implied multiple of ~1–2x incremental annual EBITDA, supporting compelling returns on invested capital High-Return Organic Growth Opportunities Across Primary Markets, Complemented by Selective M&A Optionality in Secondary Markets

Cultivation Expansion | Potential by Primary Market

Significant Embedded Production Expansion Potential within Three Primary Growth Markets

State	Virginia	Pennsylvania (3)	Ohio (4)
PRODUCTION EXPANSION			
Current Canopy (SF)	~19,000	~35,000	~4,500
Planned Total Future Canopy (SF)	~45K Indoor Canopy + 20K Greenhouse Structure(1)	~49,000	~15,000
Current Annual Production Potential (lbs)(2)	~21,000	~39,000	~5,000
Future Annual Production Potential (lbs)(2)	~53,000	~53,000	~18,000
Estimated Production Increase (x)	**~2.5x**	**~1.4x**	**~3.6x**
COMMERCIAL OPPORTUNITY			
Current Private Brand Sell-Through (%)	~70%	~60%	~20 – 30%
Future Potential Private Brand Sell-Through (%)	~85 – 90%	~50 – 60%	~50 – 60%

Cultivation expansions are targeted to require capital investment equivalent to ~1–2x the incremental annual EBITDA generated

Existing fixed-cost infrastructure is expected to support higher incremental EBITDA margins as production expands

(1) Greenhouse structure ~20,000 SF, not included as equivalent flowering canopy
(2) Indoor production based on 85 grams per square foot and 5.8 harvest turns per flower room per annum; greenhouse production based on separate harvest assumptions
(3) Expansion decision is being staged primarily pending greater clarity on adult-use legislation and market timing
(4) Expansion decision is primarily dependent on cost of capital and market conditions

27

Market Opportunity | Production Capacity & Adult-Use Growth Potential

Planned cultivation expansions position Jushi to increase private-brand penetration and wholesale distribution, while future adult-use market conversions (in Virginia and Pennsylvania) could significantly expand demand across its primary markets

State	Virginia	Pennsylvania	Ohio
JUSHI FUTURE PRODUCTION POTENTIAL			
Future Annual Production Potential (lbs)[1]	~53,000	~53,000	~18,000
Future Annual Flower Production (lbs) Future Annual Trim Production (lbs)	~29,000 ~24,000	~32,000 ~21,000	~11,000 ~7,000
CURRENT RETAIL MARKET FUNDAMENTALS			
Current Net Realized Price at Retail for Flower ($/g)[2]	~$9.75	~$4.50	~$6.50
Current Net Realized Price at Retail for Vapes ($/g)[2]	~$57.75	~$27.25	~$26.00
Current Est. Annual Market Size[3]	~$195M	~$1.1B	~$1.4B
Number of Open Dispensaries[6]	24	198	226
Est. Annualized Revenue per Dispensary (Statewide Median)	~$8.4M	~$4.9M	~$5.7M
Jushi Number of Dispensaries	6	18	7

(1) Indoor production based on 85 grams per square foot and 5.8 harvest turns per flower room per annum; greenhouse production based on separate harvest assumptions
(2) Flower bud (excl. shake and grind) and distillate vape prices as per Hoodie Analytics for October 2026
(3) Trailing three months annualized per Hoodie Analytics (August 2026 – October 2026)
(4) Market uplift calculated by comparing the first and second 12-month periods following adult-use commencement against the 12 months preceding commencement; sales data from respective state regulator websites (MD and NJ) and Hoodie Analytics (OH)
(5) Per respective state regulator websites (6) Per Hoodie Analytics as of October 2026

Historical Adult-Use Market Flip Multiples[4]



Closest PA Comparable
Closest VA Comparable
2.0x
2.5x
2.2x
2.4x
3.2x
4.1x
Ohio
Maryland
New Jersey
Year 1
Year 2

Month AU Sales Commenced		
August 2024	July 2023	April 2022
Medical Incidence Rate Month before AU Sales Commenced[5]		
~1.3%	~2.6%	~1.4%

PA Est. Current Medical Incidence Rate: ~3.4%
VA Est. Current Medical Incidence Rate: ~1.3%

Historical adult-use market growth in Maryland and New Jersey provides the basis for the illustrative Virginia retail revenue scenarios on the following page

28

Virginia's Adult-Use Transition Could Unlock Significant Retail Revenue Potential Across Jushi's Existing Six-Store Footprint

Illustrative Annual Jushi Retail Revenue Under Different Adult-Use Market Conversion Scenarios As a Multiple to Current Medical Market (1)(3)

- Assumes equal retail revenue per dispensary
- Medical fair share: 6 of 24 stores (25%); adult-use fair share: 6 of 30 stores (20%)
- Current medical market: 24 dispensaries
- Adult-use scenarios: 30 dispensaries *(including future new AYR dispensaries)*
- Excludes additional store openings beyond above

($ in millions)



$49
$87
$92
$124
$159
Current medical
MD · Year 1
MD · Year 2
NJ · Year 1
NJ · Year 2

	MD · Year 1	MD · Year 2	NJ · Year 1	NJ · Year 2
Uplift to VA Medical Retail Sales(2)				
	2.2x	2.4x	3.2x	4.1x
Implied VA Retail Market Size ($M)				
	$435	$458	$622	$796

Jushi Specific Commentary

Potentially Significant Revenue Opportunity

- Historical adult-use market conversion scenarios imply ~$85M – $160M in annual retail revenue across Jushi's existing six-store Virginia footprint

Operating Leverage

- Higher sales volumes are expected to leverage existing retail infrastructure and fixed costs, supporting higher incremental EBITDA margins

Limited Incremental Retail CapEx

- Existing dispensaries were designed to accommodate adult-use traffic, limiting the additional capital required for conversion

Market Level Commentary

- Virginia CCA-commissioned October 2026 report completed by Cannabis Public Policy Consulting estimates annual Virginia resident *(excluding out-of-state visitor purchasing)* consumer cannabis spending at ~$1.1B, with a range of ~$836M to ~$1.3B(4)
- Northern Virginia is estimated to generate ~$25M in monthly consumer spending, representing ~$300M annually, or ~29% of the projected statewide market(5)

(1) Current medical retail revenue assumes Jushi's six dispensaries achieve an equal share of the estimated ~$195M (August – October retail net sales annualized) statewide medical retail market across 24 existing open dispensaries
(2) Assumes 30 open retail locations (6 per existing pharmaceutical processor license) and equal share of revenue per store
(3) Illustrative scenarios are not Jushi revenue guidance and assume equal revenue per dispensary
(4) ~$1.1B estimate represents total annual cannabis consumer spending by VA residents (excluding out-of-state purchases) across both regulated & unregulated channels
(5) Northern Virginia in report includes portions of state outside of Jushi's HSA

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__ 30 Additional Growth Opportunities Across Jushi's Established Secondary Markets ILLINOIS M&A: Ability to Grow toward the 10-store retail limit Expand existing 4-store retail footprint and deepen market presence M&A: Opportunity to Establish Vertical Integration Pursue cultivation acquisition to introduce internally sourced branded products, develop wholesale distribution and improve retail economics through greater vertical integration MASSACHUSETTS M&A: Ability to Grow toward the 6-store retail limit Expand existing 2-store retail footprint toward six, supported by existing cultivation output Organic: Bulk and packaged wholesale opportunity Increase existing bulk flower sales while expanding packaged finished-goods distribution to enhance product realization and wholesale profitability

__ JUSHI HOLDINGS INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin In addition to providing financial measurements based on GAAP, we provide additional financial metrics that are not prepared in accordance with GAAP. We use non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes and to evaluate our financial performance. These non-GAAP financial measures are EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin (each as defined below). We believe that these non-GAAP financial measures reflect our ongoing business by excluding the effects of expenses that are not reflective of our operating business performance and allow for meaningful comparisons and analysis of trends in our business. These non-GAAP financial measures also facilitate comparing financial results across accounting periods and to those of peer companies. As there are no standardized methods of calculating these non-GAAP measures, our methods may differ from those used by others, and accordingly, the use of these measures may not be directly comparable to similar measures used by others, thus limiting their usefulness. Accordingly, these non-GAAP measures are intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are financial measures that are not defined under GAAP. We define EBITDA as net income (loss), or “earnings”, before interest, income taxes, depreciation and amortization. We define Adjusted EBITDA as EBITDA before: (i) non-cash share-based compensation expense; (ii) inventory-related adjustments; (iii) fair value changes in derivatives; (iv) other (income)/expense items; (v) transaction costs; (vi) asset impairment; and (vii) gain/loss on debt extinguishment. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenue. These financial measures are metrics that have been adjusted from the GAAP net income (loss) measure in an effort to provide readers with a normalized metric in making comparisons more meaningful across the cannabis industry, as well as to remove items that we do not believe represent the operations of the core business such as acquisition, transaction and other non-recurring costs that may otherwise distort the GAAP net income measure. Other companies in our industry may calculate this measure differently, limiting their usefulness as comparative measures. 31 Disclaimers

__Disclaimers NO OFFERS This presentation does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities of the Company in any jurisdiction in which an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. THIRD PARTY INFORMATION This presentation may include market and industry data which was obtained from various publicly available sources and other sources believed by the Company to be true. Although the Company believes it to be reliable, the Company has not independently verified any of the data from third-party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying assumptions relied upon by such sources. The Company does not make any representation as to the accuracy of such information. REGULATORY Potential investors are aware that the cannabis market is highly regulated, and that various permits and authorizations are necessary for the import, distribution, sale or other business activities related to medicinal cannabis. The respective regulations can be subject to change, which might affect the permits required. This presentation does not intend to advertise the products of the Company. Any reference to the products serves only the information of potential investors and shall not incite the purchase of the products. COPYRIGHT All brands and trademarks mentioned in this presentation and possibly protected by third parties are subject without restriction to the provisions of the applicable trademark law and the ownership rights of the respective registered owners. The mere fact that a trademark is mentioned should not lead to the conclusion that it is not protected by the rights of third parties. The copyright for published objects created by the Company remains solely with the Company. Any duplication or use of objects such as diagrams, sounds or texts in other electronic or printed publications is not permitted without the Company's agreement. CURRENCY All references to $ or “dollar” in this presentation are references to USD, unless otherwise indicated. 32

__Endnotes • (1) (Virginia State Population) https://www.census.gov/quickfacts/VA • (2) Esri (2026, 2031), Esri-Data Axle (2026), Esri U.S. BLS (2026) • (3) (Health Service Area (“HSA”) II Population) https://www.census.gov/quickfacts/fact/table/princewilliamcountyvirginia,manassascityvirginia,loudouncountyvirginia,fairfaxcountyvirginia,arlingtoncountyvirginia,alexandriaci tyvirginia/PST045222; https://www.census.gov/quickfacts/fact/table/manassasparkcitycountyvirginia,fallschurchcitycountyvirginia,fairfaxcitycountyvirginia/PST045225 • (4) (Jushi’s total number of unique patient visits in Jushi’s HSA II footprint). Total number of unique individuals to visit Jushi dispensaries since the beginning of a medical program within HSA II. Virginia does not provide monthly state level patient counts. The Virginia Cannabis Control Authority did report that more than 114,000 unique patients purchased medical cannabis in 2025 • (5) (Number of Pennsylvania dispensaries) https://www.pa.gov/content/dam/copapwp-pagov/en/health/documents/topics/documents/programs/medical- marijuana/Medical%20Marijuana%20Dispensaries%20in%20Pennsylvania%20with%20Product.pdf • (6) (Pennsylvania State Population) https://www.census.gov/quickfacts/PA • (7) (Pennsylvania Active Patients) https://www.pa.gov/content/dam/copapwp-pagov/en/health/documents/topics/documents/programs/medical- marijuana/Sept%2023%202026%20MMAB%20Mtg.pdf • (8) (Ohio State Population) https://www.census.gov/quickfacts/OH 33

Thank You Contact investors@jushico.com __